Exhibit 4.1.2


                              Dated 23 May, 2007



                       GRANITE FINANCE FUNDING 2 LIMITED
                                 as Funding 2




                           GRANITE MASTER ISSUER PLC
                               as Master Issuer



                             THE BANK OF NEW YORK
                         as Funding 2 Security Trustee



                                CITIBANK, N.A.
                                 as Agent Bank





                  -----------------------------------------

                            LOAN TRANCHE SUPPLEMENT

                  -----------------------------------------








                                SIDLEY AUSTIN
                                -------------|
                                SIDLEY       |

THIS LOAN TRANCHE SUPPLEMENT is dated 23 May, 2007 between:

(1) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Funding 2;

(2) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(3) THE BANK OF NEW YORK, acting through its office at 40th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the Agent Bank.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Global Intercompany Loan Agreement entered into between the parties hereto on 19 January, 2005. This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Global Intercompany Loan Agreement.

Loan Tranche: The Series 2007-2 Class 1A1 Notes will fund the Series 2007-2 AAA (Class 1A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)533,816,790

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through
                                                       Trigger Event, each Monthly Payment Date specified
                                                       herein of each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in April 2032.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar
                                                       month subject to the Business Day Convention
                                                       specified for the Series 2007-2 Class 1A1 Notes in the
                                                       applicable Final Terms.


      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each
                                                       year up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month Sterling LIBOR
                                                       and two-month Sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation
                                                       to this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0027 per cent. per annum



                                      2

11.   Step-Up Date:                                    The Note Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.1446 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                    Target Balance:
      Loan Payment Date occurring in:
                                                                          (GBP)

               July 2007                                              533,816,790

              October 2007                                            425,690,030

              January 2008                                            321,868,381

               April 2008                                             222,180,434

               July 2008                                              126,461,604

              October 2008                                            34,553,858

              January 2009                                                 0

               April 2009                                                  0

               July 2009                                                   0

              October 2009                                                 0

              January 2010                                                 0

               April 2010                                                  0

               July 2010                                                   0

              October 2010                                                 0



                                      3

              January 2011                                                 0

               April 2011                                                  0

               July 2011                                                   0

              October 2011                                                 0

              January 2012                                                 0

               April 2012                                                  0

               July 2012                                                   0

              October 2012                                                 0

              January 2013                                                 0

               April 2013                                                  0

               July 2013                                                   0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                      4

Loan Tranche: The Series 2007-2 Class 1A2 Notes will fund the Series 2007-2
AAA (Class 1A2) Loan Tranche which shall have the following terms:


1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)222,480,832

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in April 2032.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 1A2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month Sterling LIBOR
                                                       and two-month Sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.00578 per cent. per annum



                                                      5

11.   Step-Up Date:                                    The Note Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.1616 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                   Target Balance:
      Loan Payment Date occurring in:
                                                                         (GBP)

                July 2007                                           222,480,832

               October 2007                                         177,416,436

               January 2008                                         134,146,297

                April 2008                                          92,598,976

                July 2008                                           52,705,878

               October 2008                                         14,401,141

               January 2009                                              0


                April 2009                                               0

                July 2009                                                0

               October 2009                                              0

               January 2010                                              0

                April 2010                                               0

                July 2010                                                0

               October 2010                                              0



                                                      6

               January 2011                                              0

                April 2011                                               0

                July 2011                                                0

               October 2011                                              0

               January 2012                                              0

                April 2012                                               0

                July 2012                                                0

               October 2012                                              0

               January 2013                                              0

                April 2013                                               0

                July 2013                                                0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      7

Loan Tranche: The Series 2007-2 Class 1A3 Notes will fund the Series 2007-2
AAA (Class 1A3) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)150,000,000

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in April 2032.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 1A3 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month Sterling LIBOR
                                                       and two-month Sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0400 per cent. per annum



                                                      8

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.0800 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                   Target Balance:
      Loan Payment Date occurring in:
                                                                         (GBP)

                July 2007                                           150,000,000

               October 2007                                         119,616,890

               January 2008                                         90,443,497

                April 2008                                          62,431,654

                July 2008                                           35,535,114

               October 2008                                          9,709,471

               January 2009                                              0

                April 2009                                               0

                July 2009                                                0

               October 2009                                              0

               January 2010                                              0

                April 2010                                               0

                July 2010                                                0

               October 2010                                              0



                                                      9

               January 2011                                              0

                April 2011                                               0

                July 2011                                                0

               October 2011                                              0

               January 2012                                              0

                April 2012                                               0

                July 2012                                                0

               October 2012                                              0

               January 2013                                              0

                April 2013                                               0

                July 2013                                                0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      10

Loan Tranche: The Series 2007-2 Class 2A1 Notes will fund the Series 2007-2
AAA (Class 2A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)516,190,764

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2A1 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and (b) Loan Payment Dates including the Final
                                                       Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0254 per cent. per annum



                                                      11

11.   Step-Up Date: The Note Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.2008 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                 Target Balance:
      Loan Payment Date occurring in:
                                                                      (GBP)

                July 2007                                         516,190,764

               October 2007                                       516,190,764

               January 2008                                       516,190,764

                April 2008                                        516,190,764

                July 2008                                         516,190,764

               October 2008                                       516,190,764

               January 2009                                       490,871,921

                April 2009                                        347,204,711

                July 2009                                         209,257,670

               October 2009                                       76,803,047

               January 2010                                            0

                April 2010                                             0

                July 2010                                              0

               October 2010                                            0



                                                      12

               January 2011                                            0

                April 2011                                             0

                July 2011                                              0

               October 2011                                            0

               January 2012                                            0

                April 2012                                             0

                July 2012                                              0

               October 2012                                            0

               January 2013                                            0

                April 2013                                             0

                July 2013                                              0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      13

Loan Tranche: The Series 2007-2 Class 2A2 Notes will fund the Series 2007-2
AAA (Class 2A2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)229,210,599

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2A2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.



                                                      14

10.   Relevant Margin:                                 0.0571 per cent. per annum

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.2642 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                 Target Balance:
      Loan Payment Date occurring in:
                                                                      (GBP)

                July 2007                                           229,210,599

               October 2007                                         229,210,599

               January 2008                                         229,210,599

                April 2008                                          229,210,599

                July 2008                                           229,210,599

               October 2008                                         229,210,599

               January 2009                                         229,210,599

                April 2009                                          229,210,599

                July 2009                                           229,210,599

               October 2009                                         229,210,599

               January 2010                                         229,210,599

                April 2010                                          229,210,599

                July 2010                                                0




                                                      15

               October 2010                                              0

               January 2011                                              0

                April 2011                                               0

                July 2011                                                0

               October 2011                                              0

               January 2012                                              0

                April 2012                                               0

                July 2012                                                0

               October 2012                                              0

               January 2013                                              0

                April 2013                                               0

                July 2013                                                0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      16

Loan Tranche: The Series 2007-2 Class 3A1 Notes will fund the Series 2007-2
AAA (Class 3A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)553,960,820

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3A1 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0861 per cent. per annum



                                                      17

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.3222 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                   Target Balance:
      Loan Payment Date occurring in:
                                                                        (GBP)

                July 2007                                            553,960,820

               October 2007                                          553,960,820

               January 2008                                          553,960,820

                April 2008                                           553,960,820

                July 2008                                            553,960,820

               October 2008                                          553,960,820

               January 2009                                          553,960,820

                April 2009                                           553,960,820

                July 2009                                            553,960,820

               October 2009                                          553,960,820

               January 2010                                          553,960,820

                April 2010                                           553,960,820

                July 2010                                            553,960,820

               October 2010                                          527,420,986



                                                      18

               January 2011                                          478,984,242

                April 2011                                           432,476,027

                July 2011                                            387,819,555

               October 2011                                          344,941,099

               January 2012                                          303,769,867

                April 2012                                           267,512,721

                July 2012                                                 0

               October 2012                                               0

               January 2013                                               0

                April 2013                                                0

                July 2013                                                 0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      19

Loan Tranche: The Series 2007-2 Class 3A2 Notes will fund the Series 2007-2
AAA (Class 3A2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)684,556,407

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3A2 Notes in the applicable
                                                       Final Terms.


      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.08483 per cent. per annum



                                                      20

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.3197 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled Repayment          Not Applicable
      Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                     Target Balance:
      Loan Payment Date occurring in:
                                                                           (GBP)

                July 2007                                               684,556,407

               October 2007                                             684,556,407

               January 2008                                             684,556,407

                April 2008                                              684,556,407

                July 2008                                               684,556,407

               October 2008                                             684,556,407

               January 2009                                             684,556,407

                April 2009                                              684,556,407

                July 2009                                               684,556,407

               October 2009                                             684,556,407

               January 2010                                             684,556,407

                April 2010                                              684,556,407

                July 2010                                               684,556,407

               October 2010                                             651,759,840



                                                      21

               January 2011                                             591,904,193

                April 2011                                              534,431,722

                July 2011                                               479,247,542

               October 2011                                             426,260,543

               January 2012                                             375,383,243

                April 2012                                              330,578,519

                July 2012                                                    0

               October 2012                                                  0

               January 2013                                                  0

                April 2013                                                   0

                July 2013                                                    0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      22

Loan Tranche: The Series 2007-2 Class 4A1 Notes will fund the Series 2007-2
AAA (Class 4A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)503,600,745

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 4A1 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0918 per cent. per annum



                                                      23

11.   Step-Up Date:                                    The Note Payment Date occurring in April 2013.

12.   Relevant Margin following Step-Up Date:          0.2418 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                     Target Balance:
      Loan Payment Date occurring in:
                                                                           (GBP)

                July 2007                                               503,600,745

               October 2007                                             503,600,745

               January 2008                                             503,600,745

                April 2008                                              503,600,745

                July 2008                                               503,600,745

               October 2008                                             503,600,745

               January 2009                                             503,600,745

                April 2009                                              503,600,745

                July 2009                                               503,600,745

               October 2009                                             503,600,745

               January 2010                                             503,600,745

                April 2010                                              503,600,745

                July 2010                                               503,600,745

               October 2010                                             503,600,745



                                                      24

               January 2011                                             503,600,745

                April 2011                                              503,600,745

                July 2011                                               503,600,745

               October 2011                                             503,600,745

               January 2012                                             503,600,745

                April 2012                                              503,600,745

                July 2012                                               466,546,429

               October 2012                                             430,967,446

               January 2013                                             396,805,055

                April 2013                                              365,350,685

                July 2013                                                    0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      25

Loan Tranche: The Series 2007-2 Class 4A2 Notes will fund the Series 2007-2
AAA (Class 4A2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AAA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)650,000,000

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 4A2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.1100 per cent. per annum



                                                      26

11.   Step-Up Date:                                    The Note Payment Date occurring in April 2013.

12.   Relevant Margin following Step-Up Date:          0.2200 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                   Target Balance:
      Loan Payment Date occurring in:
                                                                        (GBP)

                July 2007                                           650,000,000

               October 2007                                         650,000,000

               January 2008                                         650,000,000

                April 2008                                          650,000,000

                July 2008                                           650,000,000

               October 2008                                         650,000,000

               January 2009                                         650,000,000

                April 2009                                          650,000,000

                July 2009                                           650,000,000

               October 2009                                         650,000,000

               January 2010                                         650,000,000

                April 2010                                          650,000,000

                July 2010                                           650,000,000

               October 2010                                         650,000,000



                                                      27

               January 2011                                         650,000,000

                April 2011                                          650,000,000

                July 2011                                           650,000,000

               October 2011                                         650,000,000

               January 2012                                         650,000,000

                April 2012                                          650,000,000

                July 2012                                           602,173,809

               October 2012                                         556,251,838

               January 2013                                         512,158,268

                April 2013                                          471,559,956

                July 2013                                                0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      28

Loan Tranche: The Series 2007-2 Class 1B1 Notes will fund the Series 2007-2 AA
(Class 1B1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)33,489,450

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)    Monthly Payment Dates                     The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 1B1 Notes in the applicable
                                                       Final Terms.

      (b)    Loan Payment Dates                        Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.0714 per cent. per annum


11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.2928 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

      Controlled Repayment Dates                                  Target Balance:
      Loan Payment Date occurring in:
                                                                       (GBP)

                July 2007                                           33,489,450

               October 2007                                         33,489,450

               January 2008                                         33,489,450

                April 2008                                          33,489,450

                July 2008                                           33,489,450

               October 2008                                         33,489,450

               January 2009                                              0

                April 2009                                               0

                July 2009                                                0

               October 2009                                              0

               January 2010                                              0

                April 2010                                               0

                July 2010                                                0

               October 2010                                              0



                                                      2

               January 2011                                              0

                April 2011                                               0

                July 2011                                                0

               October 2011                                              0

               January 2012                                              0

                April 2012                                               0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      3

Loan Tranche: The Series 2007-2 Class 2B1 Notes will fund the Series 2007-2 AA
(Class 2B1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)26,942,640

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a) Monthly Payment Dates                        The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2B1 Notes in the applicable
                                                       Final Terms.

      (b) Loan Payment Dates                           Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.1221 per cent. per annum



                                                      4

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.3942 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

                July 2007                                             26,942,640

               October 2007                                           26,942,640

               January 2008                                           26,942,640

                April 2008                                            26,942,640

                July 2008                                             26,942,640

               October 2008                                           26,942,640

               January 2009                                           26,942,640

                April 2009                                            26,942,640

                July 2009                                             26,942,640

               October 2009                                           26,942,640

               January 2010                                           26,942,640

                April 2010                                            26,942,640

                July 2010                                             12,632,236

               October 2010                                                0

               January 2011                                                0

                April 2011                                                 0



                                                      5

                July 2011                                                  0

               October 2011                                                0

               January 2012                                                0

                April 2012                                                 0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      6

Loan Tranche: The Series 2007-2 Class 3B1 Notes will fund the Series 2007-2 AA
(Class 3B1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)17,626,026

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3B1 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.1677 per cent. per annum



                                                      7

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.4854 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3B1 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      8

Loan Tranche: The Series 2007-2 Class 3B2 Notes will fund the Series 2007-2 AA
(Class 3B2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)68,455,641

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3B2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.15100 per cent. per annum



                                                      9

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.4520 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17,.  Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3B2 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      10

Loan Tranche: The Series 2007-2 Class 3B3 Notes will fund the Series 2007-2 AA
(Class 3B3) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     AA

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)53,000,000

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3B3 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.



                                                      11

10.   Relevant Margin:                                 0.1600 per cent. per annum

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.3200 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3B3 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      12

Loan Tranche: The Series 2007-2 Class 1M1 Notes will fund the Series 2007-2 A
(Class 1M1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     A

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)32,230,448

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 1M1 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.1622 per cent. per annum



                                                      13

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.4744 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

                July 2007                                              32,230,448

               October 2007                                            32,230,448

               January 2008                                            32,230,448

                April 2008                                             32,230,448

                July 2008                                              32,230,448

               October 2008                                            32,230,448

               January 2009                                                 0

                April 2009                                                  0

                July 2009                                                   0

               October 2009                                                 0

               January 2010                                                 0

                April 2010                                                  0

                July 2010                                                   0

               October 2010                                                 0

               January 2011                                                 0

                April 2011                                                  0



                                                      14

                July 2011                                                   0

               October 2011                                                 0

               January 2012                                                 0

                April 2012                                                  0


18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      15

Loan Tranche: The Series 2007-2 Class 2M1 Notes will fund the Series 2007-2 A
(Class 2M1) Loan Tranche which shall have the following terms:


1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     A

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)26,187,239

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2M1 Notes in the applicable
                                                       Final Terms.


      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.2541 per cent. per annum



                                                      16

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.6582 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

                July 2007                                                  26,187,239

               October 2007                                                26,187,239

               January 2008                                                26,187,239

                April 2008                                                 26,187,239

                July 2008                                                  26,187,239

               October 2008                                                26,187,239

               January 2009                                                26,187,239

                April 2009                                                 26,187,239

                July 2009                                                  26,187,239

               October 2009                                                26,187,239

               January 2010                                                26,187,239

                April 2010                                                 26,187,239

                July 2010                                                  12,278,062

               October 2010                                                     0

               January 2011                                                     0

                April 2011                                                      0



                                                      17

                July 2011                                                       0

               October 2011                                                     0

               January 2012                                                     0

                April 2012                                                      0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      18

Loan Tranche: The Series 2007-2 Class 3M2 Notes will fund the Series 2007-2 A
(Class 3M2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     A

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)110,898,138

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3M2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.28933 per cent. per annum



                                                      19

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.7287 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3M2 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      20

Loan Tranche: The Series 2007-2 Class 3M3 Notes will fund the Series 2007-2 A
(Class 3M3) Loan Tranche which shall have the following terms:


1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     A

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)20,000,000

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3M3 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.2900 per cent. per annum



                                                      21

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.5800 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3M3 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      22

Loan Tranche: The Series 2007-2 Class 2C1 Notes will fund the Series 2007-2
BBB (Class 2C1) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     BBB

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)25,180,037

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2C1 Notes in the applicable
                                                       Final Terms.


      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.4796 per cent. per annum



                                                      23

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          1.1092 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

                July 2007                                                  25,180,037

               October 2007                                                25,180,037

               January 2008                                                25,180,037

                April 2008                                                 25,180,037

                July 2008                                                  25,180,037

               October 2008                                                25,180,037

               January 2009                                                25,180,037

                April 2009                                                 25,180,037

                July 2009                                                  25,180,037

               October 2009                                                25,180,037

               January 2010                                                25,180,037

                April 2010                                                 25,180,037

                July 2010                                                  11,805,828

               October 2010                                                     0

               January 2011                                                     0

                April 2011                                                      0



                                                      24

                July 2011                                                       0

               October 2011                                                     0

               January 2012                                                     0

                April 2012                                                      0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      25

Loan Tranche: The Series 2007-2 Class 2C2 Notes will fund the Series 2007-2
BBB (Class 2C2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     BBB

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)35,596,933

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 2C2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.44389 per cent. per annum


11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          1.0378 per cent. per annum

13.   Redemption/Payment Basis:                        Controlled Amortisation

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Applicable
      Repayment Loan Tranche:

                July 2007                                               35,596,933

               October 2007                                             35,596,933

               January 2008                                             35,596,933

                April 2008                                              35,596,933

                July 2008                                               35,596,933

               October 2008                                             35,596,933

               January 2009                                             35,596,933

                April 2009                                              35,596,933

                July 2009                                               35,596,933

               October 2009                                             35,596,933

               January 2010                                             35,596,933

                April 2010                                              35,596,933

                July 2010                                               16,689,860

               October 2010                                                  0

               January 2011                                                  0

                April 2011                                                   0



                                                      2

                July 2011                                                    0

               October 2011                                                  0

               January 2012                                                  0

                April 2012                                                   0

18.   Details relating to Pass-through                 Not Applicable
      Loan Tranches:

19.   Other terms and special conditions:              Not Applicable



                                                      3

Loan Tranche: The Series 2007-2 Class 3C2 Notes will fund the Series 2007-2
BBB (Class 3C2) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     BBB

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)57,845,016

5.    (i)    Closing Date:                             23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3C2 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.51590 per cent. per annum



                                                      4

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          1.1818 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled Repayment         Not Applicable
      Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3C2 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable



                                                      5

Loan Tranche: The Series 2007-2 Class 3C3 Notes will fund the Series 2007-2
BBB (Class 3C3) Loan Tranche which shall have the following terms:

1.    Borrower:                                        Granite Finance Funding 2 Limited

2.    Lender:                                          Granite Master Issuer plc

3.    (i)     Loan Tranche Rating:                     BBB

      (ii)    Series Number:                           Series 2007-2

4.    Initial Outstanding Principal Balance:           (GBP)60,000,000

5.    (i)     Closing Date:                            23 May, 2007

      (ii)    Loan Tranche Interest                    23 May, 2007
              Commencement Date:

      (iii)   Loan Tranche Interest Reset Dates:       The Monthly Payment Date specified herein falling in
                                                       January, April, July and October of each year or,
                                                       following the earlier to occur of the Step-Up Date in
                                                       relation to this Loan Tranche or a Pass-Through Trigger
                                                       Event, each Monthly Payment Date specified herein of
                                                       each year.

6.    Final Repayment Date:                            The Loan Payment Date falling in December 2054.

7.    Payment Dates:

      (a)     Monthly Payment Dates                    The date falling on the 17th day of each calendar month
                                                       subject to the Business Day Convention specified for
                                                       the Series 2007-2 Class 3C3 Notes in the applicable
                                                       Final Terms.

      (b)     Loan Payment Dates                       Each Monthly Payment Date specified herein in each year
                                                       up to and including the Final Repayment Date.

8.    Initial Relevant Screen Rate:                    The linear interpolation of one-month sterling LIBOR
                                                       and two-month sterling LIBOR.

9.    Loan Reference Rate:                             LIBOR for three-month sterling deposits or, following
                                                       the earlier to occur of the Step-Up Date in relation to
                                                       this Loan Tranche or a Pass-Through Trigger Event,
                                                       LIBOR for one-month sterling deposits.

10.   Relevant Margin:                                 0.4900 per cent. per annum



                                                      6

11.   Step-Up Date:                                    The Loan Payment Date occurring in April 2012.

12.   Relevant Margin following Step-Up Date:          0.9800 per cent. per annum

13.   Redemption/Payment Basis:                        Pass-Through

14.   Change of Redemption/Payment Basis:              Not Applicable

15.   Details relating to Bullet Loan Tranche:         Not Applicable

16.   Details relating to Scheduled                    Not Applicable
      Repayment Loan Tranche:

17.   Details relating to Controlled                   Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Pass-through                 Applicable
      Loan Tranches:

                                                       The Series 2007-2 Class 3C3 Notes will become due on
                                                       the Note Payment Date falling in April 2012 and each
                                                       Note Payment Date thereafter.

19.   Other terms and special conditions:              Not Applicable

Confirmations:

Funding 2 confirms that:

(a) no Funding 2 Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of such Loan Tranche;

(b) the representations and warranties set out in Clause 13 (Representations and Warranties of Funding 2) are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there is no debit balance on the Funding 2 Principal Deficiency Ledger.

The Master Issuer confirms that:

(a) no Issuer Event of Default has occurred and is continuing which has not been waived, or would result from the making of such Loan Tranche;

(b) the aggregate amount of the Loan Tranches to be made on the Closing Date specified in this Loan Tranche Supplement and any Loan Tranches outstanding on such Closing Date do not exceed the Total Credit Commitment.

                                EXECUTION PAGE
                          for Loan Tranche Supplement


as Funding 2
EXECUTED for and on behalf of                           )
GRANITE FINANCE FUNDING 2 LIMITED                       )
by                                                      )

/s/ Ian Bowden


Name:  Ian Bowden



as Master Issuer
EXECUTED for and on behalf of                           )
GRANITE MASTER ISSUER PLC                               )
by                                                      )

/s/ Ian Bowden


Name:  Ian Bowden




as Funding 2 Security Trustee
EXECUTED for and on behalf of                           )  /s/ I Bass
THE BANK OF NEW YORK                                    )  WITNESS:
by                                                      )  IVAN BASS
                                                           The Bank of New York
/s/ H Kim                                                  One Canada Square

Name:  Helen Kim                                           London E14 5AL
       Vice President
       The Bank of New York


as Agent Bank
EXECUTED for and on behalf of                           )
CITIBANK, N.A.                                          )
by                                                      )

/s/ G Mitchell


Name:  GEORGIA MITCHELL